EARNINGS PER SHARE	12 Months Ended
Dec. 31, 2011
Earnings per share [Abstract]
EARNINGS PER SHARE
NOTE 34: EARNINGS PER SHARE
Basic earnings per share is computed by dividing net income for the year attributable to ordinary shareholders after deducting dividends declared to preferred shareholders by the weighted average number of ordinary shares outstanding during the year (amounts are presented in EUR thousand, except share and per share data).

	2009	2010	2011
	As restated	As restated
Net income / (loss) attributable to NBG shareholders	391,052	(354,772)	(14,539,668)
Dividends to preference shares	(42,192)	(71,558)	-
Net income / (loss) adjusted for EPS computation	348,860	(426,330)	(14,539,668)
Weighted average common shares outstanding for basic earnings per share	663,812,717	762,275,390	955,341,356
Weighted average common shares outstanding for dilutive earnings per share	663,812,717	762,275,390	955,341,356
Basic earnings / (losses) per share	0.53	(0.56)	(15.22)
Diluted earnings / (losses) per share	0.53	(0.56)	(15.22)

The per-share computations above reflect the additional shares relating to the stock dividend and the effect of the bonus element (i.e. issue of common stock at discount to market price) in the share capital increase took place in 2010, as described in Note 32. The adjustment, which corresponds to the factor of 1.1769 is applied retrospectively to all periods presented.
Common shares from stock options were not included in the computation of the dilutive EPS for 2009, 2010 and 2011 because their impact was anti dilutive based on current market prices. In 2011 all stock options lapsed.